Exhibit 99.2

PDL BIOPHARMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30, 2007			Nine Months Ended September 30, 2007
	As Previously Issued	Impact of Adjustments	As Corrected	As Previously Issued	Impact of Adjustments	As Corrected
REVENUES:
Product sales, net	$48,813	$—	$48,813	$146,902	$—	$146,902
Royalties	55,135	—	55,135	183,572	—	183,572
License, collaboration and other	6,121	—	6,121	25,597	—	25,597

Total revenues	110,069	—	110,069	356,071	—	356,071
COSTS AND EXPENSES:
Cost of product sales	16,801	—	16,801	60,348	—	60,348
Research and development	56,285	(321)	55,964	177,414	(321)	177,093
Selling and marketing	20,162	—	20,162	60,505	—	60,505
General and administrative	19,732	—	19,732	54,563	—	54,563
Restructuring charges	4,545	—	4,545	6,131	—	6,131
Other acquisition-related charges	243	—	243	1,881	—	1,881
Asset impairment charges	315	—	315	315	5,016	5,331

Total costs and expenses	118,083	(321)	117,762	361,157	4,695	365,852

Operating loss	(8,014)	321	(7,693)	(5,086)	(4,695)	(9,781)
Interest income and other, net	5,378	—	5,378	15,341	—	15,341
Interest expense	(3,284)	—	(3,284)	(10,268)	—	(10,268)

Loss before income taxes	(5,920)	321	(5,599)	(13)	(4,695)	(4,708)
Income tax expense	185	—	185	774	—	774

Net loss	$(6,105)	$321	$(5,784)	$(787)	$(4,695)	$(5,482)

NET LOSS PER SHARE:
Basic and diluted	$(0.05)		$(0.05)	$(0.01)		$(0.05)

Weighted average shares—basic and diluted	116,861		116,861	116,017		116,017

In addition to the consolidated financial statements presented in accordance with GAAP, PDL uses non-GAAP measures of operating performance, which are adjusted from results based on GAAP to exclude depreciation of property and equipment; stock-based compensation expense; amortization of intangible assets; interest income and other, net; interest expense; income taxes and certain other miscellaneous items. PDL believes that the non-GAAP results provide added insight into its performance by focusing on results generated by its ongoing operations. PDL uses the non-GAAP results when assessing the performance of its ongoing operations, in making resource allocation decisions and for planning and forecasting. Additionally, PDL considers these non-GAAP results in awarding bonus and other incentive compensation to its employees, including management. The non-GAAP financial measures should be considered as a supplement to, not as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures.

PDL BIOPHARMA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
REVENUES:
Product sales, net	$48,813	$41,064	$146,902	$117,650
Royalties	55,135	42,533	183,572	140,524
License, collaboration and other	6,121	27,795	25,597	48,754

Total revenues	110,069	111,392	356,071	306,928
COSTS AND EXPENSES:
Cost of product sales	8,429	6,772	35,233	30,083
Research and development	46,942	51,716	151,945	147,786
Selling and marketing	18,658	14,245	56,293	40,807
General and administrative	16,782	12,155	45,639	38,424

Non-GAAP costs and expenses	90,811	84,888	289,110	257,100

Non-GAAP net income	$19,258	$26,504	$66,961	$49,828

NON-GAAP NET INCOME PER SHARE:
Basic	$0.16	$0.23	$0.58	$0.44

Weighted average shares—basic	116,861	113,868	116,017	113,293

Diluted	$0.16	$0.23	$0.57	$0.42

Weighted average shares—diluted (2)	118,810	116,594	118,064	117,438

(1) These non-GAAP condensed consolidated statements of operations exclude amortization of intangible assets; depreciation of property and equipment; stock-based compensation expense; interest income and other, net; interest expense; income taxes and certain other miscellaneous items that were not classified in the foregoing categories and are identified below.

During the three and nine months ended September 30, 2007, the miscellaneous excluded items consisted of (a) restructuring charges of $4.5 million and $6.1 million, respectively, related to a reduction in force, primarily at the Company’s manufacturing facility, in the third quarter of 2007, and facilities-related charges, (b) other acquisition-related charges of $243,000 and $1.9 million, respectively, related to the operations of ESP Pharma Holding Company, Inc. prior to the Company’s acquisition of ESP Pharma on March 23, 2005, primarily product returns, as well as returns of Retavase for sales made prior to the Company’s acquisition of the rights to the product from Centocor, Inc. on the same date, and (c) asset impairment charges of $315,000 and $5.3 million, respectively, $5.0 million of which in the nine months ended September 30, 2007 relates to the write-down of certain property held for sale to the estimated realizable value in the second quarter of 2007. During the three and nine months ended September 30, 2006, the miscellaneous excluded items consisted of (a) a $5.6 million charge for both periods incurred in connection with the company’s acquisition in September 2006 of certain Cardene-related rights from Roche, (b) $0 and $4.1 million, respectively, in charges for payments to Wyeth in consideration of Wyeth’s consent to the Company’s transfer of the Company’s rights to the off-patent branded products, (c) other acquisition-related charges of $2.6 million and $5.9 million, respectively, and (d) asset impairment charges of $1.7 million and $2.6 million, respectively.

(2) Diluted weighted average shares on a non-GAAP basis exclude the impact of 12.4 million shares and 10.6 million shares of common stock underlying the convertible notes the Company issued in July 2003 and February 2005, respectively.

PDL BIOPHARMA, INC.

RECONCILIATION OF NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS TO GAAP

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30, 2007
		Adjustments
	Non-GAAP Results	Amortization of Intangible Assets	Depreciation of Property and Equipment	Stock-Based Compensation Expenses	Other Excluded Items	GAAP Results As Reported
REVENUES:
Product sales, net	$48,813	$—	$—	$—	$—	$48,813
Royalties	55,135	—	—	—	—	55,135
License, collaboration and other	6,121	—	—	—	—	6,121

Total revenues	110,069	—	—	—	—	110,069
COSTS AND EXPENSES:
Cost of product sales	8,429	8,372	—	—	—	16,801
Research and development	46,942	412	5,818	2,792	—	55,964
Selling and marketing	18,658	—	565	939	—	20,162
General and administrative	16,782	—	1,641	1,309	—	19,732
Restructuring charges	—				4,545	4,545
Other acquisition-related charges	—				243	243
Asset impairment charges	—	—		—	315	315

Costs and expenses	90,811	8,784	8,024	5,040	5,103	117,762

Operating income (loss)	19,258	(8,784)	(8,024)	(5,040)	(5,103)	(7,693)
Interest income and other, net	—	—	—	—	5,378	5,378
Interest expense	—	—	—	—	(3,284)	(3,284)

Income (loss) before income taxes	19,258	(8,784)	(8,024)	(5,040)	(3,009)	(5,599)
Income tax expense	—	—	—	—	185	185

Net income (loss)	$19,258	$(8,784)	$(8,024)	$(5,040)	$(3,194)	$(5,784)

NET INCOME (LOSS) PER SHARE:
Basic	$0.16					$(0.05)

Weighted average shares — basic	116,861					116,861

Diluted	$0.16					$(0.05)

Weighted average shares — diluted	118,810					116,861

	Three Months Ended September 30, 2006
	Non-GAAP Results	Amortization of Intangible Assets	Depreciation of Property and Equipment	Stock-Based Compensation Expenses	Other Excluded Items	GAAP Results As Reported
REVENUES:
Product sales, net	$41,064	$—	$—	$—	$—	$41,064
Royalties	42,533	—	—	—	—	42,533
License, collaboration and other	27,795	—	—	—	—	27,795

Total revenues	111,392	—	—	—	—	111,392
COSTS AND EXPENSES:
Cost of product sales	6,772	10,661	—	—	—	17,433
Research and development	51,716	412	6,397	3,368	5,621	67,514
Selling and marketing	14,245	—	452	955		15,652
General and administrative	12,155	—	562	1,669		14,386
Other acquisition-related charges	—	—	—	—	2,615	2,615
Asset impairment charges	—	—	—	—	1,656	1,656

Costs and expenses	84,888	11,073	7,411	5,992	9,892	119,256

Operating income (loss)	26,504	(11,073)	(7,411)	(5,992)	(9,892)	(7,864)
Interest income and other, net	—	—	—	—	5,042	5,042
Interest expense	—	—	—	—	(3,693)	(3,693)

Income (loss) before income taxes	26,504	(11,073)	(7,411)	(5,992)	(8,543)	(6,515)
Income tax expense	—	—	—	—	208	208

Net income (loss)	$26,504	$(11,073)	$(7,411)	$(5,992)	$(8,751)	$(6,723)

NET INCOME (LOSS) PER SHARE:
Basic	$0.23					$(0.06)

Weighted average shares — basic	113,868					113,868

Diluted	$0.23					$(0.06)

Weighted average shares — diluted	116,594					113,868

PDL BIOPHARMA, INC.

RECONCILIATION OF NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS TO GAAP

(in thousands, except per share amounts)

(unaudited)

	Nine Months Ended September 30, 2007
		Adjustments
	Non-GAAP Results	Amortization of Intangible Assets	Depreciation of Property and Equipment	Stock-Based Compensation Expenses	Other Excluded Items	GAAP Results As Reported
REVENUES:
Product sales, net	$146,902	$—	$—	$—	$—	$146,902
Royalties	183,572	—	—	—	—	183,572
License, collaboration and other	25,597	—	—	—	—	25,597

Total revenues	356,071	—	—	—	—	356,071
COSTS AND EXPENSES:
Cost of product sales	35,233	25,115	—	—	—	60,348
Research and development	151,945	1,235	15,871	8,042	—	177,093
Selling and marketing	56,293	—	1,516	2,696	—	60,505
General and administrative	45,639	—	5,324	3,600	—	54,563
Restructuring charges	—	—	—	—	6,131	6,131
Other acquisition-related charges	—	—	—	—	1,881	1,881
Asset impairment charges	—	—	—	—	5,331	5,331

Costs and expenses	289,110	26,350	22,711	14,338	13,343	365,852

Operating income (loss)	66,961	(26,350)	(22,711)	(14,338)	(13,343)	(9,781)
Interest income and other, net	—	—	—	—	15,341	15,341
Interest expense	—	—	—	—	(10,268)	(10,268)

Income (loss) before income taxes	66,961	(26,350)	(22,711)	(14,338)	(8,270)	(4,708)
Income tax expense	—	—	—	—	774	774

Net income (loss)	$66,961	$(26,350)	$(22,711)	$(14,338)	$(9,044)	$(5,482)

NET INCOME (LOSS) PER SHARE:
Basic	$0.58					$(0.05)

Weighted average shares — basic	116,017					116,017

Diluted	$0.57					$(0.05)

Weighted average shares — diluted	118,064					116,017

	Nine Months Ended September 30, 2006
		Adjustments
	Non-GAAP Results	Amortization of Intangible Assets	Depreciation of Property and Equipment	Stock-Based Compensation Expenses	Other Excluded Items	GAAP Results As Reported
REVENUES:
Product sales, net	$117,650	$—	$—	$—	$—	$117,650
Royalties	140,524	—	—	—	—	140,524
License, collaboration and other	48,754	—	—	—	—	48,754

Total revenues	306,928	—	—	—	—	306,928
COSTS AND EXPENSES:
Cost of product sales	30,083	31,791	—	—	—	61,874
Research and development	147,786	1,386	21,209	10,044	5,621	186,046
Selling and marketing	40,807	—	992	2,710	4,123	48,632
General and administrative	38,424	—	1,342	4,986	—	44,752
Other acquisition-related charges	—	—	—	—	5,910	5,910
Asset impairment charges	—	—	—	—	2,556	2,556

Costs and expenses	257,100	33,177	23,543	17,740	18,210	349,770

Operating income (loss)	49,828	(33,177)	(23,543)	(17,740)	(18,210)	(42,842)
Interest income and other, net	—	—	—	—	12,436	12,436
Interest expense	—	—	—	—	(9,465)	(9,465)

Income (loss) before income taxes	49,828	(33,177)	(23,543)	(17,740)	(15,239)	(39,871)
Income tax expense	—	—	—	—	441	441

Net income (loss)	$49,828	$(33,177)	$(23,543)	$(17,740)	$(15,680)	$(40,312)

NET INCOME (LOSS) PER SHARE:
Basic	$0.44					$(0.36)

Weighted average shares — basic	113,293					113,293

Diluted	$0.42					$(0.36)

Weighted average shares — diluted	117,438					113,293

PDL BIOPHARMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands)

(unaudited)

	September 30, 2007			December 31, 2006
	As Previously Issued	Impact of Adjustments	As Corrected
Cash, cash equivalents, marketable securities and restricted cash	$409,487	$—	$409,487	$426,285
Total assets	$1,168,089	$(4,695)	$1,163,394	$1,141,893
Total stockholders’ equity	$516,554	$(4,695)	$511,859	$467,541

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW DATA

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2007			September 30, 2006
	As Previously Issued	Impact of Adjustments	As Corrected
Net loss	$(787)	$(4,695)	$(5,482)	$(40,312)
Adjustments to reconcile net loss to net cash provided by operating activities	66,584	4,695	71,279	78,852
Changes in assets and liabilities	(24,073)	—	(24,073)	37,776

Net cash provided by operating activities	$41,724	$—	$41,724	$76,316